Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,803.20
Total Fee Amount	1,803.20
Total Transaction Valuation	11,777,914.72
Total Offset Amount	0.00
Net Fee	$ 0.00